UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: March 31, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUNDS, INC.

WESTERN ASSET INTERMEDIATE PLUS BOND PORTFOLIO

FORM N-Q

MARCH 31, 2010

WESTERN ASSET INTERMEDIATE PLUS BOND PORTFOLIO

Schedule of investments (unaudited)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 61.7%
CONSUMER DISCRETIONARY - 3.5%
Automobiles - 0.5%
DaimlerChrysler North America Holding Corp., Notes	6.500%	11/15/13	$160,000	$177,382
Motors Liquidation Co.	8.375%	7/5/33	50,000	24,987	(a)
Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	120,000	45,000	(a)

Total Automobiles				247,369

Hotels, Restaurants & Leisure - 0.1%
MGM MIRAGE Inc., Senior Secured Notes	10.375%	5/15/14	10,000	11,025	(b)
MGM MIRAGE Inc., Senior Secured Notes	11.125%	11/15/17	20,000	22,500	(b)

Total Hotels, Restaurants & Leisure				33,525

Media - 2.3%
Comcast Corp., Senior Notes	5.150%	3/1/20	270,000	272,426
DISH DBS Corp., Senior Notes	7.750%	5/31/15	130,000	135,850
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	150,000	187,133
Time Warner Cable Inc., Senior Notes	8.250%	2/14/14	230,000	269,885
Time Warner Inc., Senior Subordinated Notes	6.875%	5/1/12	200,000	219,991
WPP Finance UK, Senior Notes	8.000%	9/15/14	120,000	137,879

Total Media				1,223,164

Multiline Retail - 0.6%
JC Penney Corp. Inc.	5.750%	2/15/18	80,000	80,100
Macy’s Retail Holdings Inc.	5.350%	3/15/12	90,000	94,500
Macy’s Retail Holdings Inc., Notes	5.750%	7/15/14	130,000	132,600

Total Multiline Retail				307,200

TOTAL CONSUMER DISCRETIONARY				1,811,258

CONSUMER STAPLES - 3.1%
Beverages - 1.0%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	140,000	144,421
Bottling Group LLC	6.950%	3/15/14	190,000	219,965
Diageo Capital PLC, Notes	7.375%	1/15/14	140,000	162,810

Total Beverages				527,196

Food & Staples Retailing - 0.9%
Kroger Co., Notes	3.900%	10/1/15	160,000	161,962
Wal-Mart Stores Inc.	4.250%	4/15/13	200,000	213,453
Walgreen Co., Senior Notes	5.250%	1/15/19	80,000	85,020

Total Food & Staples Retailing				460,435

Food Products - 0.3%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	180,000	182,944

Tobacco - 0.9%
Altria Group Inc., Senior Notes	8.500%	11/10/13	50,000	58,444
Altria Group Inc., Senior Notes	9.250%	8/6/19	80,000	97,211
Philip Morris International Inc.	5.650%	5/16/18	140,000	150,734
Reynolds American Inc., Senior Notes	7.250%	6/1/13	140,000	155,674

Total Tobacco				462,063

TOTAL CONSUMER STAPLES				1,632,638

ENERGY - 6.7%
Energy Equipment & Services - 0.6%
Key Energy Services Inc., Senior Notes	8.375%	12/1/14	70,000	70,787
Transocean Inc., Senior Notes	5.250%	3/15/13	220,000	237,514

Total Energy Equipment & Services				308,301

Oil, Gas & Consumable Fuels - 6.1%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	220,000	239,684
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	70,000	70,000
ConocoPhillips	5.750%	2/1/19	200,000	218,020
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	30,000	30,825	(b)
Devon Energy Corp.	6.300%	1/15/19	170,000	189,748
El Paso Corp.	6.875%	6/15/14	120,000	122,448
El Paso Corp., Senior Notes	7.000%	5/15/11	80,000	82,816

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Enbridge Energy Partners LP	9.875%	3/1/19	100,000	129,944
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	130,000	164,549
Energy Transfer Partners LP, Senior Notes	9.000%	4/15/19	50,000	61,396
Enterprise Products Operating LLP, Senior Bonds	6.300%	9/15/17	140,000	153,787
Hess Corp., Notes	8.125%	2/15/19	200,000	243,790
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	120,000	128,874
Noble Energy Inc., Senior Notes	8.250%	3/1/19	50,000	60,555
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	20,000	18,800
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	159,000	162,894
Petroleos Mexicanos, Notes	8.000%	5/3/19	210,000	246,225
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	45,000	46,237	(b)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	150,000	148,707
Williams Cos. Inc.	2.251%	10/1/10	280,000	279,891	(b)(c)
Williams Cos. Inc.	6.375%	10/1/10	60,000	61,109	(b)
Williams Cos. Inc., Notes	7.875%	9/1/21	41,000	48,274
XTO Energy Inc., Senior Notes	5.650%	4/1/16	230,000	254,647

Total Oil, Gas & Consumable Fuels				3,163,220

TOTAL ENERGY				3,471,521

FINANCIALS - 33.6%
Capital Markets - 3.6%
Bear Stearns Cos. LLC, Senior Notes	7.250%	2/1/18	40,000	46,228
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	500,000	423,750	(c)(d)
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	170,000	186,147
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	80,000	79,260
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	580,000	155,150	(a)(b)(e)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	360,000	96,300	(a)(b)(e)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	920,000	2,300	(a)(d)
Lehman Brothers Holdings Capital Trust VIII	3.915%	5/31/12	20,000	50	(a)(c)(d)
Lehman Brothers Holdings Inc., Medium-Term Notes	4.500%	7/26/10	140,000	32,550	(a)
Morgan Stanley	5.550%	4/27/17	170,000	173,866
Morgan Stanley	7.300%	5/13/19	310,000	342,491
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	350,000	345,286

Total Capital Markets				1,883,378

Commercial Banks - 11.1%
Achmea Hypotheekbank NV	3.200%	11/3/14	470,000	475,993	(b)
ANZ National International Ltd., Senior Notes	2.375%	12/21/12	200,000	200,395	(b)
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	10,000	7,525	(c)(d)
Bank of Ireland Governor & Co., Senior Notes	2.750%	3/2/12	380,000	380,000	(b)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	2.600%	1/22/13	40,000	40,291	(b)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	200,000	202,088	(b)
Barclays Bank PLC, Senior Notes	5.200%	7/10/14	190,000	202,889
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	80,000	104,403	(b)
BB&T Corp., Senior Notes	3.850%	7/27/12	90,000	93,793
BNP Paribas, Senior Notes	2.125%	12/21/12	100,000	100,419
Commonwealth Bank of Australia, Senior Notes	2.900%	9/17/14	690,000	697,765	(b)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	70,000	70,960	(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	160,000	173,200	(b)(c)(d)
Dexia Credit Local NY, Senior Notes	2.000%	3/5/13	530,000	526,566	(b)
Glitnir Banki HF, Notes	3.226%	1/21/11	640,000	188,800	(a)(b)(c)(e)
Glitnir Banki HF, Notes	6.375%	9/25/12	260,000	76,700	(a)(b)(e)
Glitnir Banki HF, Senior Notes	5.678%	1/18/12	100,000	29,500	(a)(b)(c)(e)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	100,000	10	(a)(b)(e)
Landsbanki Islands HF	7.431%	10/19/17	250,000	25	(a)(b)(d)(e)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	330,000	37,950	(a)(b)(e)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	140,000	136,596	(b)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	110,000	110,832	(b)
Nordea Bank AB, Senior Notes	4.875%	1/27/20	110,000	109,079	(b)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	90,000	115,817	(b)(c)(d)
Royal Bank of Scotland Group PLC	9.118%	8/16/10	180,000	164,250	(d)

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	130,000	129,967
Santander Issuances SA Unipersonal, Subordinated Notes	5.805%	6/20/16	140,000	139,688	(b)(c)
Shinsei Finance Cayman Ltd., Junior Subordinated Bonds	6.418%	7/20/16	300,000	208,048	(b)(c)(d)
SunTrust Capital, Trust Preferred Securities	6.100%	12/1/66	80,000	65,841	(c)
U.S. Bancorp	4.200%	5/15/14	150,000	157,379
Wells Fargo & Co., Senior Notes	3.750%	10/1/14	220,000	222,665
Wells Fargo Capital X, Capital Securities	5.950%	12/1/86	440,000	403,408
Westpac Banking Corp., Notes	3.250%	12/16/11	100,000	103,399	(b)
Westpac Banking Corp., Senior Notes	2.900%	9/10/14	140,000	141,569	(b)

Total Commercial Banks				5,817,810

Consumer Finance - 4.3%
American Express Co., Senior Notes	8.125%	5/20/19	10,000	12,112
American Express Credit Corp., Senior Notes	5.125%	8/25/14	180,000	191,111
American Honda Finance Corp., Senior Notes	3.500%	3/16/15	150,000	149,226	(b)
Caterpillar Financial Services Corp., Notes	1.900%	12/17/12	170,000	171,166
FIA Credit Services N.A., Subordinated Notes	7.125%	11/15/12	150,000	164,356	(b)
Ford Motor Credit Co., Senior Notes	3.001%	1/13/12	500,000	485,625	(c)
GMAC Inc., Senior Notes	6.875%	9/15/11	13,000	13,211
GMAC Inc., Senior Notes	7.500%	12/31/13	108,000	109,890
GMAC Inc., Senior Notes	6.750%	12/1/14	24,000	23,880
GMAC Inc., Subordinated Notes	8.000%	12/31/18	90,000	88,650
Nelnet Inc., Notes	7.400%	9/15/61	100,000	83,168	(c)
SLM Corp.	0.549%	1/27/14	700,000	605,617	(c)
SLM Corp., Senior Notes	8.000%	3/25/20	160,000	155,801

Total Consumer Finance				2,253,813

Diversified Financial Services - 10.8%
BAC Capital Trust XIII	0.657%	3/15/12	120,000	82,362	(c)(d)
Bank of America Corp., Notes, Preferred Securities	8.000%	1/30/18	300,000	306,099	(c)(d)
Bank of America Corp., Senior Notes	4.500%	4/1/15	30,000	30,250
Beaver Valley Funding Corp., Senior Secured Bonds	9.000%	6/1/17	179,000	193,392
CDP Financial Inc.	4.400%	11/25/19	250,000	244,931	(b)
Citigroup Funding Inc., Notes	2.250%	12/10/12	1,550,000	1,575,156
Citigroup Inc., Senior Notes	5.500%	10/15/14	70,000	72,443
Citigroup Inc., Senior Notes	8.500%	5/22/19	650,000	758,671
FDIC Structured Sale Guaranteed Notes, zero coupon bond	0.000%	10/25/13	250,000	229,233	(b)(f)
General Electric Capital Corp., Senior Notes	5.900%	5/13/14	300,000	330,074
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	380,000	356,725	(c)
ILFC E-Capital Trust I	5.900%	12/21/65	170,000	130,900	(b)(c)
JPMorgan Chase Capital XXII	6.450%	1/15/87	380,000	352,795
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	300,000	297,464	(c)(d)
TNK-BP Finance SA	6.875%	7/18/11	180,000	187,200	(b)
Westpac Securities NZ Ltd., Senior Notes	2.500%	5/25/12	240,000	244,930	(b)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	240,000	229,200	(b)(c)

Total Diversified Financial Services				5,621,825

Insurance - 2.6%
Allstate Life Global Funding Trust	5.375%	4/30/13	180,000	196,083
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	40,000	37,167
American International Group Inc., Senior Notes	8.250%	8/15/18	100,000	104,928
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	370,000	373,158
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/67	220,000	224,400	(b)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/66	10,000	8,950
MetLife Inc., Senior Notes	6.750%	6/1/16	100,000	112,065
Prudential Financial Inc., Senior Notes	2.750%	1/14/13	220,000	220,268
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	40,000	43,389	(b)

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Travelers Cos. Inc., Junior Subordinated Debentures	6.250%	3/15/67	30,000	29,531	(c)

Total Insurance				1,349,939

Real Estate Investment Trusts (REITs) - 0.1%
Ventas Realty LP/Ventas Capital Corp., Senior Notes	9.000%	5/1/12	30,000	32,016

Real Estate Management & Development - 0.1%
Realogy Corp., Senior Subordinated Notes	12.375%	4/15/15	90,000	65,475

Thrifts & Mortgage Finance - 1.0%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	480,000	510,241

TOTAL FINANCIALS				17,534,497

HEALTH CARE - 3.2%
Health Care Equipment & Supplies - 0.5%
Hospira Inc., Senior Notes	5.550%	3/30/12	200,000	212,695
Medtronic Inc., Senior Notes	4.450%	3/15/20	40,000	39,808

Total Health Care Equipment & Supplies				252,503

Health Care Providers & Services - 1.5%
HCA Inc., Notes	8.750%	9/1/10	50,000	51,000
HCA Inc., Notes	6.750%	7/15/13	70,000	70,000
HCA Inc., Senior Notes	6.250%	2/15/13	30,000	29,775
HCA Inc., Senior Secured Notes	9.250%	11/15/16	70,000	74,419
HCA Inc., Senior Secured Notes	9.625%	11/15/16	63,000	67,489	(g)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	171,000	185,107	(b)
UnitedHealth Group Inc., Senior Notes	6.000%	11/15/17	10,000	10,737
Universal Health Services Inc.	6.750%	11/15/11	240,000	256,925
WellPoint Inc., Notes	5.875%	6/15/17	10,000	10,737

Total Health Care Providers & Services				756,189

Pharmaceuticals - 1.2%
Abbott Laboratories, Senior Notes	5.125%	4/1/19	180,000	189,599
GlaxoSmithKline Capital Inc., Senior Bonds	5.650%	5/15/18	150,000	162,877
Pfizer Inc., Senior Notes	6.200%	3/15/19	170,000	192,012
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	90,000	99,461	(b)

Total Pharmaceuticals				643,949

TOTAL HEALTH CARE				1,652,641

INDUSTRIALS - 2.6%
Aerospace & Defense - 0.4%
Boeing Co., Senior Notes	6.000%	3/15/19	180,000	198,576

Airlines - 0.5%
Delta Air Lines Inc., Pass-Through Certificates	6.821%	2/10/24	252,809	252,809

Commercial Services & Supplies - 0.3%
Allied Waste North America Inc., Senior Notes	7.125%	5/15/16	150,000	162,937

Industrial Conglomerates - 0.7%
Tyco International Group SA, Notes	6.000%	11/15/13	200,000	221,024
United Technologies Corp., Senior Notes	4.500%	4/15/20	150,000	150,692

Total Industrial Conglomerates				371,716

Road & Rail - 0.7%
Canadian National Railway Co. Financing Pass-Through Trusts, Secured Bonds	7.195%	1/2/16	253,195	288,971	(f)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	45,000	53,213

Total Road & Rail				342,184

TOTAL INDUSTRIALS				1,328,222

MATERIALS - 2.8%
Chemicals - 0.5%
Dow Chemical Co., Notes	5.700%	5/15/18	70,000	72,616
Lubrizol Corp., Senior Notes	8.875%	2/1/19	170,000	214,414

Total Chemicals				287,030

Containers & Packaging - 0.1%
Ball Corp., Senior Notes	6.750%	9/15/20	30,000	30,525

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Metals & Mining - 2.2%
Alcoa Inc., Notes	6.000%	7/15/13	90,000	96,000
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	150,000	171,494
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	300,000	333,750
Rio Tinto Finance USA Ltd.	8.950%	5/1/14	220,000	265,101
Steel Dynamics Inc., Senior Notes	7.750%	4/15/16	50,000	52,250
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	5,000	5,925
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	5,000	5,950
Teck Resources Ltd., Senior Secured Notes	10.750%	5/15/19	10,000	12,250
Vale Overseas Ltd., Notes	6.250%	1/23/17	190,000	205,996

Total Metals & Mining				1,148,716

TOTAL MATERIALS				1,466,271

TELECOMMUNICATION SERVICES - 3.5%
Diversified Telecommunication Services - 2.2%
AT&T Inc., Global Notes	5.600%	5/15/18	100,000	106,818
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	200,000	215,001
Embarq Corp., Notes	7.082%	6/1/16	250,000	272,287
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	15,000	15,975
Qwest Communications International Inc., Senior Notes	7.500%	2/15/14	30,000	30,525
Qwest Corp., Senior Notes	3.507%	6/15/13	70,000	70,612	(c)
Telecom Italia Capital S.p.A., Senior Notes	5.250%	10/1/15	220,000	225,256
Telefonica Emisiones SAU	0.580%	2/4/13	200,000	195,652	(c)
Windstream Corp., Senior Notes	8.625%	8/1/16	30,000	30,675

Total Diversified Telecommunication Services				1,162,801

Wireless Telecommunication Services - 1.3%
America Movil SAB de CV, Senior Notes	3.625%	3/30/15	100,000	100,339	(b)
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	70,000	73,947
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	45,000	46,687
New Cingular Wireless Services Inc., Notes	8.125%	5/1/12	220,000	248,263
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	200,000	208,000

Total Wireless Telecommunication Services				677,236

TOTAL TELECOMMUNICATION SERVICES				1,840,037

UTILITIES - 2.7%
Electric Utilities - 0.5%
Duke Energy Corp., Notes	6.250%	1/15/12	200,000	217,038
Duke Energy Corp., Senior Notes	6.300%	2/1/14	10,000	11,140
FirstEnergy Solutions Corp., Senior Notes	4.800%	2/15/15	10,000	10,234

Total Electric Utilities				238,412

Independent Power Producers & Energy Traders - 1.9%
AES Corp., Senior Notes	7.750%	10/15/15	50,000	50,875
AES Corp., Senior Notes	8.000%	6/1/20	160,000	159,400
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	50,000	51,125	(b)
Dynegy Holdings Inc., Senior Notes	7.750%	6/1/19	5,000	3,775
Edison Mission Energy, Senior Notes	7.625%	5/15/27	70,000	44,800
Energy Future Holdings Corp., Senior Notes	12.000%	11/1/17	280,900	191,012	(g)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	97,429	104,737
NRG Energy Inc., Senior Notes	7.375%	2/1/16	60,000	59,550
TXU Corp., Senior Notes	5.550%	11/15/14	480,000	350,400

Total Independent Power Producers & Energy Traders				1,015,674

Multi-Utilities - 0.3%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	130,000	164,005

TOTAL UTILITIES				1,418,091

TOTAL CORPORATE BONDS & NOTES (Cost - $34,090,597)				32,155,176

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - 3.8%
FINANCIALS - 3.8%
Automobiles - 0.8%
AESOP Funding II LLC, 2010-2A A	3.630%	8/20/14	100,000	99,990	(b)
Hertz Vehicle Financing LLC, 2009-2A A1	4.260%	3/25/14	230,000	236,744	(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	60,000	62,621	(b)

Total Automobiles				399,355

Credit Cards - 0.7%
Citibank Credit Card Issuance Trust, 2009-A5 A5	2.250%	12/23/14	350,000	352,034

Home Equity - 2.0%
Countrywide Asset-Backed Certificates, 2005-6 M1	0.736%	12/25/35	320,000	283,152	(c)
First Horizon ABS Trust, 2007-HE1 A	0.376%	9/25/29	798,066	557,369	(c)
GSAA Home Equity Trust, 2007-7 A4	0.516%	7/25/37	410,000	205,937	(c)

Total Home Equity				1,046,458

Student Loan - 0.3%
Nelnet Student Loan Trust, 2008-4 A4	1.729%	4/25/24	170,000	178,709	(c)

TOTAL ASSET-BACKED SECURITIES (Cost - $2,010,137)				1,976,556

COLLATERALIZED MORTGAGE OBLIGATIONS - 10.3%
Banc of America Funding Corp., 2005-B 2A1	4.011%	4/20/35	120,591	83,208	(c)
Banc of America Funding Corp., 2006-H 3A1	6.123%	9/20/46	463,604	314,081	(c)
Bear Stearns Alt-A Trust, 2005-2 2A4	3.074%	4/25/35	86,782	64,932	(c)
Countrywide Home Loans, 2004-20 2A1	3.006%	9/25/34	9,751	4,035	(c)
Countrywide Home Loans, 2005-31 2A3	5.397%	1/25/36	430,000	288,438	(c)
CS First Boston Mortgage Securities Corp., 2005-9 3A1	6.000%	10/25/35	267,325	179,693
GE Capital Commercial Mortgage Corp., 2001-2 A4	6.290%	8/11/33	260,000	271,295
GMAC Mortgage Corporation Loan Trust, 2005-AR5 3A1	4.926%	9/19/35	100,127	84,523	(c)
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	6.143%	11/25/37	303,300	222,857	(c)
JP Morgan Mortgage Trust, 2004-A3	3.476%	7/25/34	249,145	227,946	(c)
MASTR Adjustable Rate Mortgages Trust, 2007-R5 A1	5.594%	11/25/35	253,593	142,035	(b)(c)
MASTR ARM Trust, 2004-13 3A7	3.096%	11/21/34	950,000	837,924	(c)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	3.014%	2/25/34	167,120	155,725	(c)
MLCC Mortgage Investors Inc., 2004-B	2.354%	5/25/29	10,194	8,713	(c)
MLCC Mortgage Investors Inc., 2005-1 2A2	2.479%	4/25/35	99,615	88,403	(c)
MLCC Mortgage Investors Inc., 2005-1, 2A1	2.479%	4/25/35	30,651	27,466	(c)
Residential Accredit Loans Inc., 2006-QS8 A2	6.000%	8/25/36	400,000	229,234
Structured Adjustable Rate Mortgage Loan Trust, 2004-6 3A2	2.865%	6/25/34	117,136	106,502	(c)
Structured Asset Securities Corp., 2003-31A 2A7	2.640%	10/25/33	93,008	84,482	(c)
WaMu Mortgage Pass-Through Certificates, 2006-AR12 1A2	5.782%	10/25/36	960,000	739,643	(c)
WaMu Mortgage Pass-Through Certificates, 2007-HY1 3A3	5.854%	2/25/37	520,000	397,363	(c)
Washington Mutual Inc., 2005-AR12	4.821%	10/25/35	217,081	155,459	(c)
Washington Mutual Inc., 2005-AR4 A5	4.160%	4/25/35	300,000	218,150	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR14 1A3	5.592%	11/25/36	600,000	434,149	(c)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	10,461	10,772

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $5,470,885)				5,377,028

MORTGAGE-BACKED SECURITY - 0.6%
FNMA - 0.6%
Federal National Mortgage Association (FNMA) (Cost - $312,890)	3.022%	12/1/34	311,562	322,300	(c)

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BOND - 0.1%
California - 0.1%
California State, GO (Cost - $50,509)	6.200%	10/1/19	50,000	51,137

SOVEREIGN BONDS - 1.4%
Canada - 0.5%
Province of Ontario	4.000%	10/7/19	240,000	235,662

Greece - 0.3%
Hellenic Republic Government Bond, Bonds	6.100%	8/20/15	130,000	174,993

Japan - 0.6%
Japan Bank for International Coop., Senior Notes	2.875%	2/2/15	320,000	320,494

TOTAL SOVEREIGN BONDS (Cost - $740,856)				731,149

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 15.0%
U.S. Government Agencies - 5.2%
Farmer Mac	3.000%	9/22/14	30,000	30,451
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	400,000	418,392	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.375%	1/9/13	160,000	158,755
Federal Home Loan Mortgage Corp. (FHLMC), Senior Notes	5.000%	2/16/17	410,000	445,916
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	520,000	559,884
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	180,000	192,154
Federal National Mortgage Association (FNMA), zero coupon bond	0.000%	10/9/19	840,000	491,476
Tennessee Valley Authority	5.625%	1/18/11	10,000	10,414
Tennessee Valley Authority	5.250%	9/15/39	160,000	158,220
Tennessee Valley Authority, Bonds	6.790%	5/23/12	210,000	234,078
Tennessee Valley Authority, Bonds	5.980%	4/1/36	10,000	10,857

Total U.S. Government Agencies				2,710,597

U.S. Government Obligations - 9.8%
U.S. Treasury Bonds	4.375%	11/15/39	320,000	302,600
U.S. Treasury Notes	1.000%	3/31/12	10,000	9,995
U.S. Treasury Notes	1.375%	3/15/13	310,000	308,184
U.S. Treasury Notes	2.375%	2/28/15	1,370,000	1,360,588
U.S. Treasury Notes	3.250%	5/31/16	440,000	445,534
U.S. Treasury Notes	3.250%	12/31/16	870,000	871,155
U.S. Treasury Notes	3.000%	2/28/17	790,000	777,595
U.S. Treasury Notes	3.625%	2/15/20	1,080,000	1,061,607

Total U.S. Government Obligations				5,137,258

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $7,819,904)				7,847,855

U.S. TREASURY INFLATION PROTECTED SECURITIES - 1.3%
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	434,368	411,191
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	242,196	256,008

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $598,237)				667,199

SECURITY			SHARES	VALUE
COMMON STOCK - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
SemGroup Corp., Class A Shares(Cost - $1,600)			52	1,493

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	SHARES	VALUE
PREFERRED STOCKS - 0.1%
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%	12,075	15,335	*(c)
Federal National Mortgage Association (FNMA)	8.250%	8,850	11,240	*(c)

TOTAL PREFERRED STOCKS (Cost - $523,125)			26,575

SECURITY	EXPIRATION DATE	CONTRACTS	VALUE
PURCHASED OPTIONS - 0.0%
Eurodollar Mid Curve 1-Year Futures, Put @ $98.13	4/16/10	46	2,012
U.S. Treasury 10-Year Notes Futures, Call @ $119.00	5/21/10	16	2,750
U.S. Treasury 30-Year Bonds Futures, Call @ $121.00	5/21/10	1	172

TOTAL PURCHASED OPTIONS (Cost - $10,377)			4,934

SECURITY	EXPIRATION DATE	WARRANTS	VALUE
WARRANTS - 0.0%
SemGroup Corp. (Cost - $0)	11/30/14	54	409	*(e)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $51,629,117)			49,161,811

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
SHORT-TERM INVESTMENTS - 4.8%
U.S. Government Agency - 0.5%
Federal National Mortgage Association (FNMA), Discount Notes (Cost - $259,813)	0.180%	8/23/10	$260,000	259,781	(h)(i)

Repurchase Agreement - 4.3%
Goldman Sachs & Co. repurchase agreement dated 3/31/10; Proceeds at maturity - $2,273,000; (Fully collateralized by U.S. government agency obligation, 0.190% due 2/10/12; Market value - $2,322,094) (Cost - $2,273,000)	0.005%	4/1/10	2,273,000	2,273,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $2,532,813)				2,532,781

TOTAL INVESTMENTS - 99.1% (Cost - $54,161,930#)				51,694,592
Other Assets in Excess of Liabilities - 0.9%				461,859

TOTAL NET ASSETS - 100.0%				$52,156,451

*	Non-income producing security.

(a)	The coupon payment on these securities is currently in default as of March 31, 2010.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	Illiquid security.

(f)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

(g)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(h)	Rate shown represents yield-to-maturity.

(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
GO	— General Obligation
MASTR	— Mortgage Asset Securitization Transactions Inc.

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	6/14/10	$99.38	4	$2,650
Eurodollar Futures, Call	6/14/10	99.50	9	3,375
Eurodollar Futures, Call	9/13/10	99.25	3	2,119

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

Eurodollar Futures, Call	9/13/10	99.50	37	8,787
Eurodollar Futures, Call	9/13/10	98.75	28	51,275
Eurodollar Futures, Call	3/14/11	98.75	10	9,625
Eurodollar Futures, Put	6/14/10	99.50	9	394
Eurodollar Futures, Put	3/14/11	98.75	10	7,875
Eurodollar Mid Curve 1-Year Futures, Put	4/16/10	97.88	46	575

TOTAL WRITTEN OPTIONS (Premiums received - $70,106)				$86,675

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Intermediate Plus Bond Portfolio (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, an open-end management investment company, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the last quoted bid price as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$31,636,972	$518,204	$32,155,176
Asset-backed securities	—	1,976,556	—	1,976,556
Collateralized mortgage obligations	—	5,377,028	—	5,377,028
Mortgage-backed security	—	322,300	—	322,300
Municipal bond	—	51,137	—	51,137
Sovereign bonds	—	731,149	—	731,149
U.S. government & agency obligations	—	7,847,855	—	7,847,855
U.S. treasury inflation protected securities	—	667,199	—	667,199
Common stock	$1,493	—	—	1,493
Preferred stocks	26,575	—	—	26,575
Purchased options	4,934	—	—	4,934

Warrants	—	409	—	409

Total long-term investments	$33,002	$48,610,605	$518,204	$49,161,811

Short-term investments†	—	2,532,781	—	2,532,781

Total investments	$33,002	$51,143,386	$518,204	$51,694,592

Other financial instruments:

Futures contracts	$(27,664)	$—	—	$(27,664)
Forward foreign currency contracts	—	24,681	—	24,681
Written options	(86,675)	—	—	(86,675)
Interest rate swap	—	(93,173)	—	(93,173)
Credit default swap on corporate issues - sell protection	—	(9)	—	(9)
Credit default swaps on corporate issues - buy protection‡	—	(5,919)	—	(5,919)
Credit default swap on credit indices - buy protection‡	—	(30,981)	—	(30,981)

Total other financial instruments	$(114,339)	$(105,401)	—	$(219,740)

Total	$(81,337)	$51,037,985	$518,204	$51,474,852

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	COMMON STOCKS	WARRANTS	TOTAL
Balance as of December 31, 2009	$52,063	$1,242	$0	$53,305
Accrued premiums/discounts	(1,377)	—	—	(1,377)
Realized gain/(loss)(1)	—	—	—	—
Change in unrealized appreciation (depreciation)(2)	(6,426)	251	409	(5,766)
Net purchases (sales)	526,194	—	—	526,194
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(52,250)	(1,443)	(409)	(54,152)

Balance as of March 31, 2010	$518,204	—	—	$518,204

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2010(2)	$(6,613)	$(1,242)	—	$(7,855)

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates and foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a Forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps. The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(h) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and Market Risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Foreign Risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,302,404
Gross unrealized depreciation	(4,769,742)

Net unrealized depreciation	$(2,467,338)

At March 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	24	12/11	$5,821,053	$5,863,500	$42,447
U.S. Treasury 5-Year Notes	58	6/10	6,680,009	6,660,938	(19,071)
U.S. Treasury 30-Year Bonds	2	6/10	233,382	232,250	(1,132)

					$22,244

Contracts to Sell:
90-Day Eurodollar	24	12/10	5,901,422	5,950,200	(48,778)
German Euro Bund	4	6/10	664,188	667,743	(3,555)
U.S. Treasury 2-Year Notes	3	6/10	652,443	650,859	1,584
U.S. Treasury 10-Year Notes	1	6/10	117,091	116,250	841

					$(49,908)

Net Unrealized Loss on Open Futures Contracts					$(27,664)

During the period ended March 31, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	184	$106,886
Options written	349	113,294
Options closed	(351)	(139,462)
Options expired	(26)	(10,612)

Written options, outstanding March 31, 2010	156	$70,106

At March 31, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain(Loss)
Contracts to Buy:
Australian Dollar	289,277	$264,000	5/18/10	$11,493
Euro	660,000	893,246	5/18/10	(23,501)

				(12,008)

Contracts to Sell:
Australian Dollar	271,728	247,984	5/18/10	(11,269)
Euro	934,319	1,264,510	5/18/10	41,024
Euro	130,000	175,942	5/18/10	4,123
Euro	390,000	527,827	5/18/10	2,811

				36,689

Net Unrealized Gain on Open Forward Foreign Currency Contracts				$24,681

At March 31, 2010, the Fund had the following open swap contracts:

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Interest Rate Swap:
Deutsche Bank AG	$3,800,000	2/28/14	2.9029% Semi-Annually	3-month LIBOR	—	$(93,173)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[1]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT MARCH 31, 2010[2]	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Credit Default Swap on Corporate Issues - Sell Protection[3]
Morgan Stanley & Co., Inc. (SLM Corp., 5.125%, due 8/27/12)	$100,000	9/20/12	2.60%	2.6% Quarterly	$(9)	—	$(9)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[1]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Credit Default Swaps on Corporate Issues - Buy Protection[4]
The Goldman Sachs Group, Inc. (Assured Guaranty Municipal Corp., 0.48023%, due 11/15/2013)	$100,000	3/20/11	5% Quarterly	$(1,762)	$(908)	$(854)
The Goldman Sachs Group, Inc. (Assured Guaranty Municipal Corp., 0.48023%, due 11/15/2013)	60,000	3/20/13	5% Quarterly	(1,932)	(235)	(1,697)
The Goldman Sachs Group, Inc. (Assured Guaranty Municipal Corp., 0.48023%, due 11/15/2013)	100,000	3/20/15	5% Quarterly	(1,566)	1,353	(2,919)
The Goldman Sachs Group, Inc. (Assured Guaranty Municipal Corp., 0.48023%, due 11/15/2013)	40,000	3/20/20	5% Quarterly	(659)	1,274	(1,933)

Total	$300,000			$(5,919)	$1,484	$(7,403)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[1]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE[5]	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Credit Default Swap on Credit Indices - Buy Protection[4]
Barclays Capital Inc. (CDX IG 11)	$1,537,600	12/20/13	1.5% Quarterly	$(30,981)	$40,922	$(71,903)

1	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

3	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

4	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

5	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2010.

	Futures Contracts				Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Contracts	$44,872	$(72,536)	$4,934	$(86,675)	—	—	$(93,173)	$(202,578)
Foreign Exchange Contracts	—	—	—	—	$59,451	$(34,770)	—	$24,681
Credit Contracts	—	—	—	—	—	—	(36,909)	$(36,909)
Other Contracts	—	—	—	—	—	—	—	0

Total	$44,872	$(72,536)	$4,934	$(86,675)	$59,451	$(34,770)	$(130,082)	$(214,806)

During the period ended March 31, 2010, the Fund had average market values of $13,219,947, $6,987,395, $11,704, $105,687, $1,742,294 and $2,336,797 in futures contracts (to buy), futures contracts (to sell), purchased options, written options, forward foreign currency contracts (to buy) and forward foreign currency contracts (to sell), respectively. Additionally, the Fund had average notional balances of $3,800,000, $1,687,600 and $100,000 in interest rate swaps, credit default swap contracts (to buy protection) and credit default swap contracts (to sell protection), respectively.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of March 31, 2010, the total value of swap positions with credit related contingent features in a net liability position was $36,909. If a contingent feature would have been triggered as of March 31, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its swap transactions.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By	/S/ R. JAY GERKEN
R. Jay Gerken President

Date: May 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken President

Date: May 26, 2010

By	/S/ FRANCES M. GUGGINO
Frances M. Guggino Principal Financial and Accounting Officer

Date: May 26, 2010